Exhibit 10.6

Execution Copy

FIFTH AMENDMENT TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of March 20, 2012 (this “Amendment”), is by and among (a) EMMIS COMMUNICATIONS CORPORATION (the “Parent”), an Indiana corporation, (b) EMMIS OPERATING COMPANY (the “Borrower”), an Indiana corporation and (c) certain Lenders and is acknowledged by BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for itself and the other Lenders party to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated November 2, 2006, as amended by (i) that certain First Amendment and Consent to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 3, 2009, by and among the Borrower, the Parent, the lending institutions party thereto (the “Lenders”), the Administrative Agent, Deutsche Bank Trust Company Americas, as syndication agent, General Electric Capital Corporation, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch and SunTrust Bank, as co-documentation agents; (ii) that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 19, 2009, among the Borrower, the Parent, the Lenders and the Administrative Agent; (iii) that certain Third Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 29, 2011, among the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent; and (iv) that certain Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 10, 2011, among the Borrower, the Parent and the Required Lenders and, subject to the qualifications set forth therein, acknowledged by the Administrative Agent (as so amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower and the Parent desire to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment; and

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Parent and the Lenders hereby agree as follows:

§1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following new definitions are hereby added to §1.1 of the Credit Agreement in appropriate alphabetical order:

“2012 Retention Plan and Trust Agreement” shall mean the Emmis Communications Corporation 2012 Retention Plan and Trust Agreement between the Parent and the trustee party thereto, in the form of Exhibit A to the Fifth Amendment or in such other form as may be reasonably acceptable to the Required Lenders.

“Canyon” shall mean, collectively, Canyon Special Opportunities Master Fund (Cayman), Ltd., CanPartners Investments IV, LLC, and Canyon Distressed Opportunity Master Fund, L.P.

“Fifth Amendment” shall mean the Fifth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 20, 2012, by and among the Parent, the Borrower, certain Lenders and acknowledged by the Administrative Agent.

(b) The definition of “HoldCo Corporate Overhead Expenses” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (x) thereof in its entirety as follows:

“(x) out-of-pocket costs and expenses incurred to unrelated third parties (a) in connection with the Note Purchase Agreement in an aggregate amount not to exceed $250,000 in connection with the execution of the Note Purchase Agreement, (b) on or before the date of the Fifth Amendment, in connection with the Fifth Amendment and certain proposed amendments in connection with certain proposed transactions and the continuing administration and compliance with the Note Purchase Agreement in connection therewith, not to exceed $55,000 and (c) an aggregate amount not to exceed $75,000 thereafter for any other such costs and expenses incurred after execution of the Note Purchase Agreement.”

(c) Clause (i) of §10.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) issue Common Stock or Parent Preferred Stock to employees of the Borrower or any Subsidiary in connection with any bona fide employee stock option, stock purchase, bonus or similar plan of the Parent; provided that Parent Preferred Stock may only be issued pursuant to the 2012 Retention Plan and Trust Agreement; provided, further, that any Parent Preferred Stock issued pursuant to the 2012 Retention Plan and Trust Agreement may only be transferred, sold or otherwise disposed of to the Borrower, the Parent or employees pursuant to the terms of the Plan, and”

§2. Conditions to Effectiveness & Conditions Subsequent.

(a) This Amendment shall become effective as of the date set forth above upon the receipt by the Administrative Agent on behalf of the Required Lenders of the following conditions precedent (the “Fifth Amendment Effective Date”):

(1) there shall exist no Default or Event of Default immediately prior to and immediately after giving effect to this Amendment;

(2) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Borrower, the Parent, each Guarantor and the Required Lenders;

(3) the Administrative Agent shall have received a copy of the duly executed 2012 Retention Plan and Trust Agreement;

(4) the representations and warranties set forth in Section 4 of this Amendment shall be true and correct as of the date of this Amendment; and

(5) the Borrower shall have paid to Canyon Capital Advisors LLC all fees and expenses of Canyon and the Administrative Agent arising in connection with this Amendment (including any fees and disbursements of legal counsel); provided that no fee shall be payable to the Administrative Agent or any Lender in consideration for the execution of this Amendment.

§3. Affirmation of Borrower and Parent. The Borrower and the Parent each hereby affirms its Obligations under the Credit Agreement (as amended hereby) and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents.

§4. Representations and Warranties. The Parent and the Borrower each hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Representations and Warranties. Each of the representations and warranties contained in §8 of the Credit Agreement were true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties were true and correct in all respects) when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties are already qualified by materiality, in which case, such representations and warranties are true and correct in all respects), except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and to the extent that such representations and warranties relate specifically to a prior date. To the extent not otherwise applicable to the Parent, each of the representations and warranties contained in §8 of the Credit Agreement shall be deemed to be equally applicable to the Parent for all purposes hereunder, and shall be deemed to be made by the Parent with respect to itself in connection with this Section 4.

(b) Enforceability. The execution and delivery by the Borrower and the Parent of this Amendment, and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of each of the Borrower and the Parent and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of each of the Borrower and the Parent, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general.

(c) No Default or Event of Default. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Parent and the Borrower of this Amendment or from the consummation of the transactions contemplated herein.

(d) Disclosure. None of the information provided to the Administrative Agent and the Lenders on or prior to the date of this Amendment relating to this Amendment contained any untrue statement of material fact or omitted to state any material fact (known to the Parent, the Borrower or any of its Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries) necessary in order to make the statements herein or therein not misleading. On the date hereof, neither the Borrower nor the Parent possess any material information with respect to the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Parent, the Borrower and their respective Subsidiaries taken as a whole as to which the Lenders do not have access.

§5. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Parent, the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. For the avoidance of doubt, this Amendment shall constitute a “Loan Document” under the Credit Agreement and each other Loan Document.

§6. Release. In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent each acknowledges and agrees that: (i) the Borrower and the Parent do not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees or agents); (ii) the Borrower and the Parent do not have any offset right, counterclaim, right of recoupment or any defense of any kind against the Borrower’s or the Parent’s obligations, indebtedness or liabilities to the Administrative Agent or any Lender; and (iii) each of the Administrative Agent and the Lenders has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and the Parent. The Borrower and the Parent each wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent’s and the Lenders’ rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Parent each unconditionally releases, waives and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent or any Lender to the Borrower, except the obligations to be performed by the Administrative Agent or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, right of recoupment, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or the Parent might otherwise have against the Administrative Agent, any Lender or any of their respective directors, officers, employees or agents, in either case (A) or (B), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

§7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

§8. Interpretation. This Amendment has been the result of limited negotiation involving the Administrative Agent and its counsel. This Amendment, the Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders whether or to the extent of the Administrative Agent’s or any Lender’s involvement in the preparation of such documents.

§9. Loan Document. This Amendment is a Loan Document under the terms of the Credit Agreement, and any breach of any provision of this Amendment shall be a Default or Event of Default under the Credit Agreement (as applicable).

§10. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) (other than Section 5-1401 and Section 5-1402 of the General Obligations Laws of the State of New York). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees in accordance with Section 18.2 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

The Borrower:

EMMIS OPERATING COMPANY

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

The Parent:

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Fifth Amendment]

Lenders:

CANYON SPECIAL OPPORTUNITIES MASTER FUND (CAYMAN), LTD.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

CANPARTNERS INVESTMENTS IV, LLC

By:	Canyon Capital Advisors LLC, its Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Fifth Amendment]

CANYON DISTRESSED OPPORTUNITY MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC, its Investment Advisor

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

[Signature Page to Fifth Amendment]

Receipt of the preceding Amendment is hereby acknowledged by the Administrative Agent in its role as administrative agent but the provisions of this Amendment are not consented to by the Administrative Agent, or by Bank of America, N.A., in its capacity as a Lender.

The Administrative Agent’s acknowledgement of receipt of this Amendment should not be construed as an agreement by the Administrative Agent or Bank of America, N.A., or confirmation by the Administrative Agent or Bank of America, N.A., that such Amendment was completed in accordance with the terms of the Credit Agreement and the other Loan Documents.

The Administrative Agent and Bank of America, N.A., as Administrative Agent and Lender, respectively, each reserves all of its rights in connection with the Amendment.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Edna Aguilar Mitchell
Name:	Edna Aguilar Mitchell
Title:	Director

[Signature Page to Fifth Amendment]

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrower’s and the Parent’s execution thereof; (b) joins the foregoing Amendment for the sole purpose of consenting to and being bound by the provisions of Sections 3, 5 and 6 thereof; (c) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrower under the Credit Agreement; (d) acknowledges and confirms that the liens and security interests granted by such Guarantor pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (e) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (f) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

[Remainder of Page Intentionally Left Blank]

[Signature Page to Ratification of Guarantors]

The Guarantors:

EMMIS COMMUNICATIONS CORPORATION
EMMIS INDIANA BROADCASTING, L.P., by Emmis Operating Company, its General Partner
EMMIS INTERNATIONAL BROADCASTING CORPORATION
EMMIS LICENSE CORPORATION OF NEW YORK
EMMIS MEADOWLANDS CORPORATION
EMMIS PUBLISHING CORPORATION
EMMIS PUBLISHING, L.P., by Emmis Operating Company, its General Partner
EMMIS RADIO, LLC, by Emmis Operating Company, its Manager
EMMIS RADIO LICENSE CORPORATION OF NEW YORK
EMMIS RADIO LICENSE, LLC, by Emmis Operating Company, its Manager
EMMIS TELEVISION LICENSE, LLC, by Emmis Operating Company, its Manager
EMMIS TELEVISION BROADCASTING, L.P., by Emmis Operating Company, its General Partner
LOS ANGELES MAGAZINE HOLDING COMPANY, INC.
MEDIATEX COMMUNICATIONS CORPORATION
ORANGE COAST KOMMUNICATIONS, INC.

By:	/s/ J. Scott Enright
Name:	J. Scott Enright
Title:	Executive Vice President,
General Counsel and Secretary

[Signature Page to Fifth Amendment]

Exhibit A

2012 Retention Plan and Trust Agreement